UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2005

QUALCOMM INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-19528	95-3685934

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5775 Morehouse Drive, San Diego, CA		92121

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 587-1121

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note:

This Amendment No. 1 on Form 8-K/A is filed solely to: (i) revise the disclosure in the QUALCOMM Incorporated Form 8-K filed March 11, 2005 (the “Initial Filing”) regarding the initial number of options a non-employee director receives upon first joining the Company’s Board of Directors; and (ii) file a revised version of Exhibit 99.3 (the 2001 Non-Employee Directors’ Stock Option Plan) reflecting this revision. The other items and exhibits to the Initial Filing further remain unchanged and are not amended hereby.

Item 1.01 Entry into a Material Definitive Agreement.

A. Grant of Stock Options. Unchanged from the Initial Filing.

B. Amendment of 2001 Non-Employee Directors’ Stock Option Plan. On March 7, 2005, the Board of Directors of the Company approved an amendment to the 2001 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”). The Directors’ Plan provides for the automatic grant of stock options to non-employee directors. The Directors’ Plan’s share reserve and all outstanding stock options granted under the Directors’ Plan were automatically adjusted to reflect the Company’s stock dividend in August of 2004. However, the number of stock options granted automatically to non-employee directors under the Directors’ Plan was not adjusted automatically to reflect the Company’s stock dividend. Consequently, the Board of Directors of the Company authorized and approved the adoption of an amendment to the Directors’ Plan which increased the number of initial options to be granted to new directors upon first becoming a non-employee director from 20,000 to 40,000 and the number of annual options granted from 10,000 to 18,000. A copy of the amended Directors’ Plan is attached as Exhibit 99.3 to this Current Report on Form 8-K and is hereby incorporated by reference.

C. 2005 Named Executive Officer Salaries. Unchanged from the Initial Filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	Copy of Sulpizio Stock Option Agreement dated March 8, 2005 (18,000 Options).(1)

99.2	Copy of Sulpizio Stock Option Agreement dated March 8, 2005 (157,000 Options).(1)

99.3	Form of Amended 2001 Non-Employee Directors’ Stock Option Plan.

99.4	Certificate of Amendment to the Restated Certificate of Incorporation.(1)

99.5	Restated Certificate of Incorporation.(1)

99.6	Amended and Restated Bylaws.(1)

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on March 11, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

(Registrant)

Date	May 6, 2005

/s/ DANIEL L. SULLIVAN, Ph.D.

Daniel L. Sullivan, Ph.D.
Executive Vice President, Human Resources

Exhibit Index

Exhibit	Description
99.1	Copy of Sulpizio Stock Option Agreement dated March 8, 2005 (18,000 Options).(1)
99.2	Copy of Sulpizio Stock Option Agreement dated March 8, 2005 (157,000 Options).(1)
99.3	Form of Amended 2001 Non-Employee Directors’ Stock Option Plan.
99.4	Certificate of Amendment to the Restated Certificate of Incorporation.(1)
99.5	Restated Certificate of Incorporation.(1)
99.6	Amended and Restated Bylaws.(1)

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on March 11, 2005.